SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act
                                     of 1934



       Date of Report (Date of earliest event reported): February 13, 1998 (February 2, 1998)


                            FIRST BANKS AMERICA, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



               0-8937                                    75-1604965
               ------                                    ----------
       (Commissioner File Number)             (IRS Employer Identification No.)



                     135 N. Meramec, Clayton, Missouri 63105
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 854-4600



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

     Pursuant to the Agreement and Plan of Merger (Agreement), on February 2, 1998, First Banks America, Inc. (FBA) and First Commercial Bancorp, Inc. (FCB) were merged. Under the terms of the Agreement, FCB was merged into FBA, and FCB's wholly owned subsidiary, First Commercial Bank, was merged into First Bank of California, an indirect subsidiary bank of FBA. The FCB shareholders will receive .8888 shares of FBA common stock for each share of FCB common stock that they hold. In total, FCB shareholders will receive approximately 752,000 shares of FBA common stock. Cash will be paid in lieu of issuing any fractional shares. The transaction also provides for First Banks, Inc. (First Banks) to receive 804,000 shares of FBA common stock in exchange for $10.0 million of FBA's note payable to First Banks and for the exchange of FCB convertible debentures of $6.5 million, which are owned by First Banks, for comparable debentures of FBA.

     FCB has six banking offices located in Sacramento, Roseville (2), San Francisco, Concord and Campbell, California. At December 31, 1997, FCB had total assets of $191.6 million, and net income of $764,000 for the year then ended.

     First Banks owns a majority interest in both FBA and FCB. Consistent with the accounting treatment for companies under common control, the merger will be accounted for by FBA as follows:

      (1) First Banks' interest in FCB will be accounted for by FBA at First Banks' historical cost. First Banks' historical cost basis in FCB was determined under the purchase method of accounting, effective upon First Banks' acquisition of First Commercial on August 23, 1995. Accordingly, the consolidated financial statements of First Banks include the financial, position and results of operations for the periods subsequent to the acquisition date, and the assets acquired and liabilities assumed were recorded at fair value at the acquisition date.

          Effective with the merger, because the two entities are under the common control of First Banks, the consolidated financial statements of FBA will be restated to reflect First Banks' interest in the financial condition and results of operations of FCB for the periods subsequent to August 23, 1995.

      (2) The amount attributable to the interests of the minority shareholders in the fair value of the net assets of FCB will be accounted for by FBA under the purchase method of accounting Therefore, such amount will be reflected by FBA at fair value, as determined by the market value of FBA common stock exchanged for that minority interest pursuant to the Agreement.

Item 7. Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

         Pursuant to the requirements of Article 3 of Regulation S-X, the following consolidated financial statements for First Commercial Bancorp, Inc. have been incorporated herein by reference as noted:

      1. Audited Consolidated Financial Statements as of and for the years ended December 31, 1996 and 1995 incorporated herein by reference to First Commercial Bancorp, Inc.'s report on Form 10-K Commission File No. 0-9477) for the year ended December 31, 1996.

      In addition, the registrant has included herewith the following unaudited financial information for First Commercial Bancorp, Inc.:

      1. Consolidated Balance Sheets as of December 31, 1997 (unaudited) and December 31, 1996 - filed herewith.
      2. Consolidated Statements of Operations for the years ended December 31, 1997 (unaudited), 1996 and 1995 - filed herewith.
      3. Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1997 (unaudited), 1996 and 1995 - filed herewith.
      4. Consolidated Statements of Cash Flows for the years ended December 31, 1997 (unaudited), 1996 and 1995 - filed herewith.

(b)    Pro Forma Financial Information

      1. Pro Forma Combined Condensed Balance Sheet as of September 30, 1997(unaudited) - incorporated herein by reference to Amendment
           No.  2  to  the   Registration   Statement  on  Form  S-4  of  FBA
           (Registration No. 333-38103). The pro forma financial information appears on pages 81 through 86 of the Amendment.
      2.   Pro Forma  Consolidated  Condensed  Statements  of Income for the
           years  ended   September  30,  1997   (unaudited)   and  1996.  -
           incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-4 of FBA (Registration No. 333-38103). The pro forma financial information appears on pages 81 through 86 of the Amendment.
      3. Notes to Pro Forma Combined Condensed Financial Statements - incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-4 of FBA (Registration No. 333-38103). The pro forma financial information appears on pages 81 through 86 of the Amendment.

(c)    Exhibits

The following exhibits are incorporated herein by reference:

Exhibit No.       Exhibit

       2 Agreement and Plan of Merger dated October 3, 1997 between FBA and First Commercial Bancorp, Inc. - incorporated herein by reference to Exhibit 2(c) of FBA's report on Form 10-Q for the quarter ended September 30, 1997.

                                    Item 7(a)
                    Financial Statements of Business Acquired



                                   FIRST COMMERCIAL BANCORP, INC. AND SUBSIDIARY

                                            CONSOLIDATED BALANCE SHEETS
                              (dollars expressed in thousands, except per share data)

                                                                                              December 31,
                                                                                            1997          1996
                                                                                         (unaudited)
                                         ASSETS
                                         ------

Cash and cash equivalents:
    Cash and due from banks...........................................................  $     8,720        9,410
    Federal funds sold................................................................           --       11,500
                                                                                        -----------    ---------
           Total cash and cash equivalents............................................        8,720       20,910
                                                                                        -----------    ---------

Investment securities-available for sale at fair value................................       64,390       38,229
Loans:
    Commercial and financial.........................................................        40,672       32,756
    Real estate construction and development.........................................        26,853       13,807
    Real estate mortgage.............................................................        46,233       39,103
    Consumer and installment.........................................................         5,100        9,244
                                                                                        -----------    ---------
           Total loans...............................................................       118,858       94,910
    Unearned discount................................................................          (840)        (413)
    Allowance for possible loan losses...............................................        (4,692)      (4,597)
                                                                                        -----------    ---------
           Net loans.................................................................       113,326       89,900
                                                                                        -----------    ---------
Bank premises and equipment, net.....................................................         2,018        1,894
Accrued interest receivable..........................................................         1,856        1,197
Other real estate....................................................................           220          192
Other assets.........................................................................         1,113          711
                                                                                        -----------    ---------
           Total assets..............................................................   $   191,643      153,033
                                                                                        ===========    =========

                                       LIABILITIES
                                       -----------
Deposits:
    Demand:
       Non-interest-bearing..........................................................         30,997      24,026
       Interest-bearing..............................................................         16,188      33,617
    Savings..........................................................................         56,850      13,381
    Time deposits:
       Time deposits of $100 or more.................................................         14,095       9,284
       Other time deposits...........................................................         54,455      55,828
                                                                                        ------------   ---------
           Total deposits............................................................        172,585     136,136
Other borrowings     ................................................................            880         705
Accrued interest payable.............................................................          1,939       1,098
Accrued and other liabilities........................................................          2,082       2,264
Notes payable........................................................................            400          --
12% convertible debentures...........................................................          6,500       6,500
                                                                                        ------------   ---------
           Total liabilities.........................................................        184,386     146,703
                                                                                        ------------   ---------

                                  STOCKHOLDERS' EQUITY

Preferred stock, $.01 par value, 5,000,000 shares
    authorized; no shares issued and outstanding.....................................            --           --
Common stock, $1.25 par value, 10,000,000
    shares authorized; 845,779 and 846,127 shares
    issued and outstanding at December 31, 1997
    and 1996, respectively...........................................................         1,058        1,058
Capital surplus......................................................................         5,265        5,272
Retained earnings since elimination of
    accumulated deficit of $30,881, effective
    December 31, 1996................................................................           764           --
Net fair value adjustment for securities available for sale..........................           170           --
                                                                                        -----------    ---------
           Total stockholders' equity................................................         7,257        6,330
                                                                                        -----------    ---------
           Total liabilities and stockholders' equity................................   $   191,643      153,033
                                                                                        ===========    =========


                  FIRST COMMERCIAL BANCORP, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (dollars expressed in thousands, except per share data)

                                                                                Years ended December 31,
                                                                                ------------------------
                                                                         1997            1996              1995
                                                                         ----            ----              ----
                                                                      (unaudited)
Interest income:
    Interest and fees on loans.....................................   $   10,234           8,643           9,734
    Investment securities..........................................        2,797           2,738           1,981
    Federal funds sold and other...................................          603             555           2,035
                                                                      ----------       ---------        --------
         Total interest income.....................................       13,634          11,936          13,750
                                                                      ----------       ---------        --------
Interest expense:
    Deposits:
      Interest-bearing demand......................................          224             885           1,082
      Savings......................................................        1,397             349             481
      Time deposits of $100 or more................................          513             599           1,054
      Other time deposits..........................................        3,268           2,802           3,366
    Other borrowings...............................................          919             905             153
                                                                      ----------       ---------       ---------
         Total interest expense....................................        6,321           5,540           6,136
                                                                      ----------       ---------       ---------
         Net interest income.......................................        7,313           6,396           7,614
Provision for possible loan losses.................................           --           1,155           3,885
                                                                      ----------      ---------        --------
         Net interest income after provision
             for possible loan losses..............................        7,313           5,241           3,729
                                                                      ----------       ---------       ---------
Noninterest income:
    Service charges on deposit accounts
      and customer service fees....................................          607             751             801
    Other income  .................................................          116             986             527
                                                                      ----------       ---------       ---------
         Total noninterest income..................................          723           1,737           1,328
                                                                      ----------       ---------       ---------
Noninterest expense:
    Salaries and employee benefits.................................        2,007           2,177           4,117
    Occupancy, net of rental income................................          726             881           1,603
    Furniture and equipment........................................          344             390             581
    Federal Deposit Insurance Corporation
      premiums.....................................................           17             337             629
    Postage, printing and supplies.................................          150             477             297
    Legal, examination and professional fees.......................        1,236           1,501           1,164
    Data processing................................................          369             401             145
    Communications.................................................          152             202             210
    (Gain) loss on sale of other real estate,
      net of expenses..............................................          (47)          1,002           2,631
    Other.........................................................           931             712           1,212
                                                                      ----------       ---------       ---------
         Total noninterest expense.................................        5,885           8,080          12,589
                                                                      ----------       ---------       ---------
         Income (loss) before provision (benefit)
             for income taxes......................................        2,151          (1,102)         (7,532)
Provision (benefit) for income taxes...............................        1,387            (532)           (101)
                                                                      ----------       ---------       ---------
         Net income (loss) available to common
             stockholders..........................................   $      764            (570)         (7,431)
                                                                      ==========       =========       =========
Net earnings (loss) per common share:
      Basic........................................................   $      .90            (.77)         (40.69)
                                                                      ==========       =========       =========
      Diluted......................................................   $      .90            (.77)         (40.69)
                                                                      ==========       =========       =========

Weighted average common shares outstanding.........................      845,779          738,260         182,608
                                                                      ==========        =========      ==========


                  FIRST COMMERCIAL BANCORP, INC. AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                   For the three years ended December 31, 1997
             (dollars expressed in thousands, except per share data)


                                                                                             Net fair
                                                                                               value
                                                                                          adjustment for         Total
                                                                  Retained                  securities          stock-
                                           Common    Capital      earnings     Treasury      available         holders'
                                            stock    surplus      (deficit)      stock       for sale           equity
                                            -----    -------      ---------      -----       --------           ------

Balance,

    January 1, 1995................... $      48      28,495       (22,880)       (709)        (599)             4,355

Net loss..............................        --          --        (7,431)         --           --             (7,431)
Retirement of treasury
    stock.............................        (1)       (708)           --         709           --                --
Net fair value adjustment
    for securities available
    for sale..........................        --          --            --          --          541                541
Issuance of common stock
    pursuant to stock
    purchase agreement................       650       5,464            --          --           --              6,114
                                       ---------    --------      ---------     ------    ---------           --------

Balance,
   December 31, 1995..................       697      33,251       (30,311)         --          (58)             3,579

Net loss  ............................        --          --          (570)         --           --               (570)
Net fair value adjust-
    ment for securities
    available for sale................        --          --            --          --          104                104
Proceeds received from
    sale of 288,720 shares
    of common stock...................       361       2,856            --          --           --              3,217
Effect of quasi-
    reorganization,
    effective
    December 31, 1996.................        --     (30,835)       30,881          --          (46)                --
                                       ---------     -------      --------      ------    ---------           --------

Balance,
    December 31, 1996.................    1,058        5,272            --          --           --              6,330

Net income............................       --           --           764          --           --                764
Net fair value adjust-
    ment for securities
    available for sale................       --           --            --          --          170                170
Redemption of fractional
     shares resulting from
     reverse stock split..............       --           (7)           --          --           --                 (7)
                                       ----------    -------    -----------     ------    ---------           --------

Balance,
    December 31, 1997
       (unaudited).................... $  1,058        5,265           764          --          170              7,257
                                       ========   ==========   ===========      ======    =========           ========



                  FIRST COMMERCIAL BANCORP, INC. AND SUBSIDIARY
                      Consolidated Statements of Cash Flows
                        (dollars expressed in thousands)

                                                                                   Years ended December 31,
                                                                               1997         1996         1995
                                                                               ----         ----         ----
                                                                            (unaudited)
Cash flows from operating activities:
    Net income (loss)..................................................    $    764          (570)       (7,431)
    Adjustments to reconcile net income (loss) to
      net cash provided by operating activities:
        Depreciation and amortization..................................         359           148           899
        Provision for possible loan losses.............................          --         1,155         3,885
        Write-down of other real estate................................          30            99         1,141
        Loss (gain) on disposal of other real estate...................        (129)            4          (149)
        Provision (benefit) for income taxes...........................       1,387          (532)       (6,081)
        Payments of income taxes.......................................      (1,132)           --            --
        Valuation allowance for deferred taxes.........................          --            --         6,081
        (Increase) decrease in accrued interest
          receivable and other assets..................................      (1,315)          232           521
        Increase (decrease) in accrued interest payable................         841           611           275
        Other operating activities, net................................         (99)        1,876         1,602
                                                                          ---------     ---------       -------
          Net cash provided by operating activities....................         706         3,023           743
                                                                          ---------     ---------       -------

Cash flows from investing activities:
    Net decrease in interest-bearing deposits with
      other financial institutions.....................................          --            --           299
    Proceeds from maturities of investment securities..................      36,557        86,884         2,168
    Proceeds from the sales of investment securities...................          --            --         1,062
    Purchases of investment securities.................................     (62,604)     (50,643)       (59,451)
    Recoveries of loans previously charged-off.........................       1,006         1,047           363
    Net (increase) decrease in loans...................................     (24,841)      (24,574)       46,013
    Purchases of bank premises and equipment...........................        (335)          (49)         (156)
    Net decrease in lease financing....................................          --           991            47
    Proceeds from sales of other real estate...........................         480         2,297         4,522
    Other investing activities, net....................................          --           (23)           --
                                                                          ----------    ---------      --------
          Net cash provided by (used in)
              investing activities.....................................     (49,737)       15,930        (5,133)
                                                                          ---------        ------      --------

Cash flows from financing activities:
    Net increase (decrease) in demand and
      savings deposits.................................................      33,009       (12,846)      (49,980)
    Net increase (decrease) in time deposits...........................       3,439        (7,182)      (10,827)
    Increase in notes payable..........................................         400            --            --
    Redemption of fractional shares of
      common stock resulting from
      reverse stock split..............................................          (7)           --            --
    Payment from sales of deposits, net................................          --            --       (14,541)
    Proceeds from the issuance of common stock.........................          --         3,217         6,114
    Proceeds from the issuance of convertible
      debentures  .....................................................          --           --          6,133
                                                                         ----------   -----------     ---------
          Net cash provided by (used in)
              financing activities.....................................      36,841      (16,811)       (63,101)
                                                                           --------   ----------      ---------
          Net increase (decrease) in cash and
              cash equivalents.........................................     (12,190)       2,142        (67,491)
Cash and cash equivalents at beginning of year.........................      20,910        18,768        86,259
                                                                           --------     ---------    ----------
Cash and cash equivalents at end of year...............................    $  8,720        20,910        18,768
                                                                           ========     =========    ==========

Supplemental disclosures of cash flow information:
    Cash paid during the year for interest.............................    $  5,479         4,929         5,861
                                                                           ========     =========    ==========

Supplemental schedule of noncash investing and financing activities:
          Exchange of common stock for dividends
              payable..................................................    $     --           643            --
          Loans transferred to other real estate.......................    $    409         1,099         1,672
                                                                           ========     =========    ==========

                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
First Commercial Bancorp, Inc.:

We consent to the inclusion of our report dated March 7, 1997, with respect to the consolidated balance sheets of First Commercial Bancorp, Inc. and subsidiary as of December 31, 1996 and 1995, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the years then ended, which report is incorporated by reference in the Form 8-K of First Banks America, Inc. dated February 13, 1998.




                                               /s/KPMG Peat Marwick LLP


St. Louis, Missouri
February 13, 1998

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Dated: February 13, 1998


                                                  FIRST BANKS AMERICA, INC.



                                                  By: /s/Allen H. Blake
                                                  ---------------------
                                                  Allen H. Blake
                                                  Chief Financial Officer
                                                  and Secretary